UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 14, 2017

SeaSpine Holdings Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	001-36095	47-3251758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 727-8399
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
As part of its review of our corporate governance principles, on June 14, 2017, our board of directors adopted amendments to our Code of Business Conduct and Ethics (the “Code”). The Code is applicable to all our employees, officers and directors. In addition to technical, administrative and other non-substantive amendments, the Code was amended to clarify that individuals subject to the Code are required to comply with our comprehensive compliance program when conducting business with Healthcare Professionals from foreign countries and to clarify that nothing in the Code (or in any other agreement any employee, officer or director may have signed with our company, despite the language in such agreement) is intended to limit the ability of any of our employees, officers or directors to file a charge or complaint with any government agency or commission, and does not limit their ability to communicate with or otherwise participate in an investigation or proceeding that may be conducted by a government agency or commission. The amendments took effect upon adoption.
The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the complete text of the Code, which is filed as an exhibit to this report and incorporated herein by reference. The Code is also publicly available on our website at http://www.seaspine.com.

Item 5.07 Submission of Matters to a Vote of Security Holders.
We held our annual meeting of stockholders on June 14, 2017. The final results of the matters submitted to a vote of stockholders at such meeting are as follows:

Proposal 1: Each of the three Class II nominees for our board of directors were elected to serve for a three-year term to expire at our 2020 annual meeting of stockholders by the votes set forth below.

Nominee	Votes For	Votes Against	Absentions	Broker Non-Votes
Cheryl R. Blanchard, Ph.D.	7,317,296	0	1,476,513	2,088,164
Kirtley (Kirt) C. Stephenson	7,313,295	0	1,480,514	2,088,164
James M. Sullivan	7,285,773	0	1,508,036	2,088,164

Proposal 2: Our stockholders ratified the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 by the votes set forth below.

Votes For	Votes Against	Absentions	Broker Non-Votes
10,465,424	377,768	38,781	--

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2017	SeaSpine Holdings Corporation

By:	/s/ Patrick Keran
Name:	Patrick Keran
Title:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
14.1	SeaSpine Holdings Corporation Code of Business Conduct and Ethics